Exhibit 99.1

INVESTOR PRESENTATION | NOVEMBER 2019

FORWARD - LOOKING STATEMENTS This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment”, “CSSE” or the “Company”), which completed its initial public offering in August 2017 pursuant to a qualified offering statement (“Offering Statement”) filed under Regulation A as promulgated under the Secu rit ies Act of 1933, as amended (the “Act”). The Company completed its acquisition of Screen Media Ventures, LLC in November 2017 as further described in the Company’s current report on Form 8 - K, initially filed on November 6, 2017 and amended on January 16, 2018 and January 17, 2018 (the “Screen Media 8 - K”). The Company completed its acquisition of Pivotshare , Inc. in August 2018 as further described in the Company’s current report on Form 8 - K, filed on August 28, 2018 (the “ Pivotshare 8 - K”). The Company completed its acquisition of A Sharp Inc., dba A Plus, on December 28, 2018 as further described in the Comp any’s current report on Form 8 - K, filed on January 2, 2019 (the “A Plus 8 - K”). On May 14, 2019, the Company commenced a joint venture, Crackle Plus LLC (“JV Entity” or “Crackle Plus”), with CPE Holdings, Inc., (“CPEH”) an affiliate of Sony Pictures Television Inc. (“Sony”), and Crackle, Inc., a wholly owned subsidiary of CPEH ( “Cr ackle”). The joint venture and related transactions are discussed in the Company’s current reports on form 8 - K filed with the Securities and Exchange Commission (“SEC”) on April 2, 2019, May 15, 20 19, and July 30 2019 (“Crackle 8 - K”). This presentation contains various information and projections regarding the joint venture thereunder. There are risks involved in the joint v ent ure and the Company’s business generally, including those discussed in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018, and the Company’s other filings that have been made and will be made with the SEC. On August 22, 2019, the Company and its wholly - owned subsidiary, Screen Media Ventures, LLC, as borrowers (“Borrowers”), entered into an amended loa n agreement with the Company’s senior lender, Patriot Bank, N.A., which is described in the Company’s current report on Form 8 - K filed on August 27, 2019. The Borrowers’ obligations are se cured by a lien on all tangible and intangible property, and are guaranteed by certain direct and indirect subsidiaries of the Borrowers. Financial information for the year ended December 31, 2018 is derived from our Annual Report on Form 10 - K as filed with the SEC on April 2, 2019. Financial information for the three and nine months ended September 30, 2019 is derived from our Quarterly Report on Form 10 - Q as filed with the SEC on November 14, 2019. Hi storical financial information of Crackle Inc. and pro forma financial information for the Crackle Plus joint venture can be found in the Crackle 8 - K. Please see these reports and our other filings at www.sec.gov . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Company’s SEC filings, which contain additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by SEC filings . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2018 and 2017 , and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks .

RISK FACTORS

The following factors, among others, could cause actual results to differ materially from those set forth in this presentation:

- CSSE does not have a long operating history on which to evaluate the company.
- All of CSSE's tangible and intangible property is pledged to secure existing indebtedness.
- Certain conflicts of interest may arise between CSSE and its affiliated companies and CSSE has waived certain rights with respect thereto.
- CSSE's reliance on third parties for production and distribution could limit its control over the quality of the finished video content.
- An integral part of CSSE's strategy is to initially minimize its production and distribution costs by utilizing funding sources provided by others, however, such sources may not be readily available.
- CSSE has significant debt and preferred stock obligations, the service of which could place significant stress on the financial condition of the Company, and these obligations could materially increase if the Company determines to issue additional shares of its Series A preferred stock in connection with the Crackle transactions.
- Any failure to effectively and efficiently manage the joint venture following consummation and integrate its operations into the Company's overall operations.
- As CSSE grows the Company may seek to fund and produce more of its video content directly, subjecting the Company to significant additional risks.
- CSSE has derived revenue to date from limited video content and a limited number of clients, and has funded its projects from a limited number of sources.
- CSSE is required to make continuing payments to its affiliates, which may reduce cash flow and profits.
- Distributors' failure to promote CSSE's video content, or to provide uninterrupted distribution service and delivery of advertising impressions, could adversely affect its revenue and could adversely affect its business results.
- Crackle Plus generates significant revenues through the placement of its advertising inventory on various platforms. Sony has announced that it will cease operations of its PlayStation Vue platform in February 2020 and Crackle Plus will be required to place advertising inventory currently places on PlayStation Vue with alternative platforms.
- CSSE is smaller and less diversified than many of its competitors.
- CSSE faces risks from doing business internationally.
- Protecting and defending against intellectual property claims may have a material adverse effect on its business.
- Piracy of video content may harm CSSE's business.
- CSSE relies upon a number of partners to offer streaming of content to various devices.
- Any significant disruption in the computer systems of third parties that CSSE utilizes in its operations could result in a loss or degradation of service and could adversely impact its business.
- CSSE's online activities are subject to a variety of laws and regulations relating to privacy, which, if violated, could subject CSSE to an increased risk of litigation and regulatory actions.
- If government regulations relating to the internet or other areas of CSSE's business change, CSSE may need to alter the manner in which it conducts business or incur greater operating expenses.
- CSSE may not successfully integrate the operations of the Crackle JV or other entities or assets acquired by CSSE into the overall company
- If CSSE experiences rapid growth, CSSE may not manage its growth effectively, execute its business plan as proposed or adequately address competitive challenges.
- CSSE's exclusive license to use the Chicken Soup for the Soul brand could be terminated in certain circumstances.
- CSSE's success depends on its management and relationships with affiliated companies.
- CSSE is an "emerging growth company" under the JOBS Act of 2012 and cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its Class A common stock less attractive to investors.
- CSSE's status as an "emerging growth company" under the JOBS Act of 2012 may make it more difficult to raise capital as and when the Company needs it.
- CSSE's content is digitally stored and distributed online, and CSSE accepts online payments for various subscription services, causing its business to face numerous cybersecurity risks.

A more complete description of these risks and uncertainties can be found in the filings of the Company with the U.S. Securities and Exchange Commission.

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INVESTMENT CONSIDERATIONS 4 o Branded entertainment company o Building online video - on - demand networks ( AVOD, SVOD ) o Joint venture subsidiary called “ Crackle Plus ” with Sony Pictures Television includes existing AVOD networks and SVOD business through Pivotshare o Sustainable advantages: o Scale of audience o Content profitably acquired, produced, and distributed o Lower marketing costs through brand ownership o A series of acquisitions have enhanced our portfolio of assets and increased revenue and EBITDA o A solid balance sheet

THE BIG AVOD OPPORTUNITY Crackle Plus is not the only acquisitive player. Viacom Inc. (VIAB) purchased PlutoTV and Cinedigm Corp. (CIDM) is paying $60 million for Future Today Inc. Chris Nolter , The Deal We expect more AVOD platforms to consolidate – much like Crackle and CSS Entertainment – to scale the ad opportunity. Consolidation will make it easier for services to differentiate their services Audrey Schomer , Business Insider The real entrepreneurial challenge today is creating ad - supported streaming that really works for viewers and advertisers Holman Jenkins, Jr., The Wall Street Journal With Crackle, CSS Entertainment has supercharged its streaming business Natalie Jarvey , The Hollywood Reporter 5

2014 2015 2016 2017 2018 2022 Global AVOD revenue has more than doubled since 2014 and is expected to more than double again to $29 billion by 2022 1 (2) Kagan estimates, 2019 RAPID GROWTH IN YEARLY AVOD REVENUES 5.78B 7.82B 9.03B 10.64B 12.57B (1) Business Insider, 2019 29.0B Estimated US VOD ad revenues, 2014 - 2018 ($B) 2 6

ONLINE NETWORKS: NEW JOINT VENTURE NAMED “CRACKLE PLUS” 7 AVOD NETWORKS SVOD NETWORKS THROUGH PIVOTSHARE AVOD NETWORK IN U.S. & CANADA

COMPANY WITH CRACKLE PLUS JOINT VENTURE 8 Chicken Soup for the Soul Entertainment, Inc. (CSSE) TV and Film Distribution TV and Short - Form Video Production Online Networks: Crackle Plus LLC* Sony 100% 100% *The common equity is owned 99% by CSSE and 1% by Sony (CPE) , with Sony (CPE) also holding $37M of preferred units of the JV Entity which must be converted between 12 and 18 months into: - Common units that would represent an additional 48% of the JV Entity’s common equity upon conversion; or $40M of CSSEP Sony also received 4 million CSSE warrants at an average exercise price of $10.33 49%* 51%*

OUR ONLINE VOD BUSINESS - THE ALL NEW CRACKLE PLUS

Leading free AVOD service in the U.S.

(ad-supported video-on-demand including Crackle and Popcornflix networks)

10M+ MONTHY ACTIVE USERS PLUS AD REP NETWORKS	**127M+** DOWNLOADS	**26M+** REGISTERED USERS	**7 out of 10** USERS ON CONNECTED TV
1.55B+ MINUTES STREAMED PER MONTH	**49K+** COMBINED HOURS OF PROGRAMMING	**17%*** RISE IN DAILY ACTIVE USERS	**35%*** RISE IN MONETIZED AD IMPRESSIONS


The Oath

Robust content library with over 90 content partnerships

- Access to library assets from Sony Pictures Television, CSS Entertainment's original programs and Screen Media Ventures including original programming through Landmark Studio Group
- Continue profitable content acquisition and production
- Segment and reuse content over several networks

Scaled offerings for advertising partners

- Scale of billions of ad impressions enables advertisers to reach broad audience
- 7 online networks: Crackle, Popcornflix, Popcornflix Kids, Popcornflix Comedy, Espanolflix, Frightpix and Truli

Also targeted SVOD channels

(*) From Jan '18 to Jan '19

Source for slide: Internal Crackle Plus data

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FREE OR AD - BASED OTT VIDEO SERVICE USE Yahoo View Xumo Kodi Tubi Vudu Pluto Roku Channel Crackle & Popcornflix Axios Media Trends Tubi TV Pluto TV Crackle Roku Channel TIVO Video Trends Report Vimeo Tubi Crunchyroll Dailymotion Pluto Crackle Vorhaus Advisors Multiple sources cite Crackle & Popcornflix as the most popular free streaming destinations * % of Survey Respondents Who Watch Online Video % of Survey Respondents Who Watch Free Streaming Content % of Survey Respondents Who Watch Online Video (*) All surveys conducted in 2019 18% 15% 11% 11% 9% 5% 2% 2% 24% 21% 19% 16% 6% 7% 6% 6% 6% 8%

11 • Focused subscription - based VOD networks • “Shopify” of online video - on - demand as white label providers • Planning to launch additional branded owned - and - operated channels • Potential themes: animals/pets, education, food & DIY, inspirational movies, family, kids, relationships, wellness/self help, travel, live theater • Segment and reuse content over several networks • Market across multiple networks to grow audience and use owned brands to lower customer acquisition costs • Share technology costs – super platform OUR ONLINE VOD BUSINESS – TARGETED SVOD Launching targeted SVOD channels (subscription video - on - demand networks through Pivotshare )

OBTAIN CONTENT COST - EFFECTIVELY THROUGH ACQUISITION 12 • Powered by Screen Media • Distributing television series and films worldwide including AVOD + SVOD • Monetize content through theatrical, home video, pay - per - view, free, cable and pay television, video - on - demand, and new digital media platforms • One of the largest independently owned content libraries in the world with rights to more than 1,500 TV series and feature films ACQUISITIONS & DISTRIBUTION

OBTAIN CONTENT THROUGH ORIGINALS PRODUCTIONS • De - risked production model • Third - party committed funding secured prior to production : sponsorships, advertising and product integration from corporations, foundations and networks (cable, broadcast, online) • Hire independent producers to produce for a fixed fee • Retain and monetize valuable back - end rights including AVOD and SVOD • Series have aired on The CW, A&E, TLC, Discovery Life, Discovery Family, CBS, FYI, and Netflix • High quality programming nominated for Emmy, Realscreen , and Cynopsis awards PRODUCTIONS 14

SIGNIFICANT SOCIAL MEDIA REACH 2015 2016 2017 2018 2019 5.6M 7.9M 2.4M 7.3M 9.8M Combined Social Media and Newsletter Followers and Subscribers Growth in followers and subscribers through M&A gives us less - costly access to potential VOD subscribers 15 (1) Data public information disseminated by Facebook, Instagram, and Twitter, and internal Newsletter subscription data (1)

2015 2016 2017 2018 2019 PRODUCTION AND ACQUISITION OF CONTENT 13 34 34,095 3,568 49,560 Combined Hours of Programming Acquire and produce content to obtain robust content library 16

FINANCIAL SUMMARY: OPERATING RESULTS 16 $1.5 $8.1 $10.9 $27.8 $92.6 2015 2016 2017 2018 2018 Pro Forma $ in millions CSSE Revenue $0.0 $3.8 $4.0 $11.3 $25.3 2015 2016 2017 2018 2018 Pro Forma Adjusted EBITDA (1) See Crackle 8 - K, as amended on July 30, 2019 for details regarding pro forma revenue, Adjusted EBITDA and reconciliation to comparable GAAP measures (1) (1)

$6.6 $17.0 Revenue $0.2 - $0.4 Adjusted EBITDA FINANCIAL SUMMARY: Q3 2019 RESULTS $ in millions 18 (1) See our 10 - Q for the three and nine months ended September 30, 2019 for details regarding Adjusted EBITDA and reconciliation to comparable GAAP measures (1) Q3 2018 Q3 2019 Q3 2018 Q3 2019

SUMMARY BALANCE SHEET 18 Total Assets Total Liabilities $ in millions Solid balance sheet as of 9/30/19 Total Equity 9/30/19 9/30/19 9/30/19 $166.2 $103.9 $62.2 (1) See our 10 - Q for the three and nine months ended September 30, 2019 (1)

GROWTH PLAN M&A Selectively acquire: • Content libraries • Digital publishers with related content • Stand - alone VOD networks 19 CONTINUED GROWTH THROUGH ACQUISITIONS OF VOD CHANNELS, CONTENT, BRANDS AND AUDIENCE More cost - effective to buy content, audience and brands than to build Near Term Growth Strategy of VOD Business • Continued aggressive rollup of AVOD networks • Focused rollout of SVOD networks using Pivotshare technology TRANSACTIONS TO DATE

20 EXPERIENCED MANAGEMENT TEAM • Leader in the media, entertainment and communications industries for more than 35 years • Acquired CSS in 2008 and became CEO • Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993 - 2001 • Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture • As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards • Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange • B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School William J. Rouhana, Jr. Chairman and Chief Executive Officer, CSS Entertainment Scott W. Seaton Vice Chairman and Chief Strategy Officer, CSS Entertainment • 25 years of media and telecommunications investment banking experience • Joined Chicken Soup for the Soul as COO in 2012 • Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co. • Past Board of Directors – Mediacom Communications Corp. • A.B., Stanford University; M.B.A., Harvard University Chris Mitchell Chief Financial Officer, CSS Entertainment • 25 years of management and financing experience • Joined Chicken Soup for the Soul in 2013 as EVP of CSS and CEO of Chicken Soup for the Soul Pet Food • Founder and CEO of specialized private capital investment firm TMG Partners, 2009 - 2013 • While at Bank of America Merrill Lynch for over 15 years as a senior member of the Leveraged Finance team and Principal Capital Group, led or assisted 59 transactions totaling more than $17 billion, including financings for subscription - based or ad - supported media businesses • Studied International Law and Finance at the London School of Economics and Political Science • B.S. in Finance and B.S. in Management, Virginia Tech • 25 years of experience across multiple media platforms • Vice President, Digital Business Development and Operations at World Wrestling Entertainment before joining CSS in 2016 • Previous experience at ESPN, Nokia, A&E Television Networks, Sirius Satellite Radio and News America Marketing • B.A., University of Albany; MBA, University of Connecticut Chief Operating Officer, CSS Entertainment Elana Sofko

21 ACCOMPLISHED BOARD MEMBERS • 35 - year media and entertainment veteran and industry icon • Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation • Former President of King World International Productions, EVP CBS Broadcast International, President HBO International • Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ • Director of Hopskoch.com , transmedia online marketing and game platform • Chair Emeritus of PCI – Media Impact, a New York based international NGO • B.A., The University of Michigan; M.S., Stanford University Fred Cohen Nominating and Corporate Governance Committee Chairperson; Audit Committee Member; Compensation Committee Member • 30 years of media and telecommunications industry and investment banking experience • Current Publisher, Editor - in - Chief and Author of Chicken Soup for the Soul • Published more than 150 Chicken Soup for the Soul books since 2008 • Founded and managed successful hedge fund • Managing Director – CJ Lawrence, top ranked telecom analyst • 10 years of experience on various technology company boards • A.B., Harvard University; CFA Amy Newmark • Multi - faceted career spans the worlds of sports, entertainment and philanthropy • Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation • Two - time Oscar award - winning film producer • Co - founder of independent film company, Tango Pictures • B.A., Yale University Christina Weiss Lurie Compensation Committee Chairperson; Nominating and Corporate Governance Committee Member • Over 20 years of experience in the media industry • Managing Director of Twelve 24 Media, a broadcast and media consulting firm • Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station groups • B.S., University of Southern California Diana Wilkin Audit Committee Member; Compensation Committee Member • Over 50 years of experience in the media and entertainment industry • Joined American Broadcasting Company in 1960 and became the youngest person ever appointed a member of the ABC, Inc. Board of Directors • Currently on the board of Nexstar Media Group, Inc. • Served on the boards of IMAX Corporation, ABC Inc., Ziff Corporation, News Corporation Europe, Sky Italia, News Out of Home, BSkyB, and Metromedia International Group • B.A., Williams College; L.L.B., University of Michigan Law School Martin Pompadur Nominating and Corporate Governance Committee Member Cosmo DeNicola Audit Committee Chairperson • Founder of the Cosmo DeNicola Companies, a portfolio company that holds a diverse range of businesses in healthcare, technology, publishing, professional sports, and entertainment industries • Founder of Amtech Software and Futura Services Inc and co - founder of InfoLogix Inc., LogiStar Solutions, and Pursuit Healthcare Advisors • Received Ernst & Young’s Philadelphia Region Entrepreneur of the Year Award in 2018 • Honored by the Fox School of Business as one of 100 world - wide entrepreneurs and visionaries who have helped shape the Fox Business School and the business world • B.A., Temple University

INVESTOR PRESENTATION | NOVEMBER 2019 Thank You!